SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of Earliest Event Reported): July 7, 2004

CSK AUTO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation or organization)	001-13927 (Commission File Number)	86-0765798 (I.R.S. Employer Identification No.)

645 E. Missouri Ave. Suite 400, Phoenix, Arizona (Address of principal executive offices)	85012 (Zip Code)

Registrant’s Telephone Number, Including Area Code:	(602) 265-9200

Item 9. Regulation FD Disclosure
SIGNATURE
Exhibit Index
Exhibit 99.1

Item 9. Regulation FD Disclosure

On July 7, 2004, CSK Auto Corporation issued a press release announcing same store sales for the first nine weeks of the second fiscal quarter (ending August 1, 2004) and revised projected earnings per diluted share for the second quarter of fiscal 2004. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this current report on Form 8-K.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CSK Auto Corporation
By:	/s/ DON W. WATSON
Don W. Watson
Senior Vice President and Chief Financial Officer

DATED: July 7, 2004

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Exhibit Index

99.1	Press Release of CSK Auto Corporation, dated July 7, 2004

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